Exhibit 99.906CERT

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Mutual of America Variable Insurance Portfolios, Inc. (the “Variable Insurance Portfolios”) on Form N-CSR for the annual period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James J. Roth, Chairman of the Board, President and Chief Executive Officer of the Variable Insurance Portfolios, certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Variable Insurance Portfolios for the period ended December 31, 2020.

Dated: March 11, 2021

/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Variable Insurance Portfolios, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Mutual of America Variable Insurance Portfolios, Inc. (the “Variable Insurance Portfolios”) on Form N-CSR for the annual period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris W. Festog, Senior Executive Vice President, Chief Financial Officer and Treasurer of the Variable Insurance Portfolios, certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Variable Insurance Portfolios for the period ended December 31, 2020.

Dated: March 11, 2021

/s/ CHRIS W. FESTOG
Chris W. Festog
Senior Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Variable Insurance Portfolios, Inc.